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                                                                  Exhibit 10.01

                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

         Amendment No. 1 to Employment Agreement, dated as of May 1, 2003, by and between Interactive Systems Worldwide Inc. (f/k/a International Sports Wagering Inc.), a Delaware corporation (the "Corporation") and Bernard Albanese (the "Employee").

         WHEREAS, the parties entered into an Employment Agreement dated as of March 17, 2000 (the "Agreement"); and

         WHEREAS, the parties desire to extend the term of the Agreement.

         NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other good and valuable consideration receipt of which is hereby acknowledged, the parties hereto agree as follow:

         1.       Amendments

         (a) All references in the Agreement to International Sports Wagering Inc., shall be deemed references to Interactive Systems Worldwide Inc.

         (b) The reference to June 30, 2003 in the first sentence of Section 3.1 of the Agreement is amended and shall hereby be deemed a reference to June 30, 2005.

         (c) Section 16 of the Agreement is hereby deleted in its entirety and the following is placed in its stead:

         NOTICES. Any notice or other communication required or desired to be given shall be in writing and shall be sent by registered or certified mail return receipt requested or by express mail. Each such notice shall be deemed given at the time it is mailed in any post office maintained by the United States to the following respective addresses, which either party may change as to such party upon ten (10) days' notice to the other.

         To the Corporation:

       Interactive Systems Worldwide Inc.
       2 Andrews Drive, 2nd Floor
       West Paterson, New Jersey 07424
       Attn: Chairman of the Board

       With a copy to:

       Richard M. Hoffman, Esq.
       Friedman Kaplan Seiler & Adelman LLP
       1633 Broadway, 46th Floor
       New York, New York 10019


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       To Employee:

       Mr. Bernard Albanese
       18 Doremus Drive
       Towaco, N.J. 07082


         2. Except as herein specifically set forth, the Agreement shall continue in full force and effect in accordance with its terms.

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         IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the date first above written.

                                INTERACTIVE SYSTEMS
                                WORLDWIDE INC.



                                By:           /s/ Barry Mindes
                                    -----------------------------------------
                                    Name:  Barry Mindes
                                    Title: Chairman and Chief Executive
                                                Officer



                                              /s/ Bernard Albanese
                                    -----------------------------------------
                                    Bernard Albanese



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